Property and Equipment, Net (Tables)	6 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment

Property and equipment consisted of the following:

	June 30, 2025	December 31, 2025
	HKD	HKD	US$
Leasehold improvements	$229,624	$229,624	$29,502
Furniture and fixtures	102,000	102,000	13,105
Office equipment	767,502	810,186	104,093
Subtotal	1,099,126	1,141,810	146,700
Less: accumulated depreciation	(934,081)	(989,263)	(127,101)
Total	$165,045	$152,547	$19,599